Second Amendment to Lease Agreement

This Second Amendment to Lease Agreement (this “Second Amendment”) is executed to be effective as of the 3rd day of December, 2018 (the “Second Amendment Effective Date”) by and between FLDR/TLC Overton Centre, L.P., a Texas limited partnership (“Landlord”), and Elevate Credit Service, LLC, a Delaware limited liability company (“Tenant”).
Recitals

A.Landlord and Tenant entered into that certain Lease Agreement dated July 13, 2016 for certain premises consisting of approximately 62,752 square feet of Rentable Space (the “Premises”) designated as Suite Nos. 200, 300, 700, and 820/850 within the building located at 4150 International Plaza, City of Fort Worth, Tarrant County, Texas and known as Overton Centre I (“Tower I”).
B.Landlord and Tenant entered into that certain First Amendment to Lease Agreement dated August 31, 2018 (the “First Amendment”), pursuant to which Tenant leased the approximately 21,068 square feet of Rentable Space designated as Suite 400 on the fourth floor of Tower I on a short-term basis.
C.The July 13, 2016 Lease Agreement, as amended by the First Amendment, is collectively referred to in this Second Amendment as the “Lease”.
D.Landlord and Tenant desire to further amend the Lease upon the conditions hereinafter set forth.

Agreement

NOW THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.Definitions. All terms appearing herein having their first letter capitalized and not otherwise defined shall have the respective meanings set forth in the Lease.

2.Expansion of Premises to Suite 400. Pursuant to Paragraph 2 of the First Amendment, for the period commencing as of September 1, 2018 and expiring October 31, 2018, the Premises were expanded to include the approximately 21,068 square feet of Rentable Space designated as Suite 400 on the fourth floor of Tower I (“Suite 400”). A floor plan of Suite 400 is attached as Exhibit “A-1” to this Second Amendment. The Lease is hereby amended to provide that commencing November 1, 2018, the Premises are expanded by Suite 400 (the approximately 21,068 square feet of Rentable Space on the fourth floor of Tower I). From and after November 1, 2018, all references in the Lease to the “Premises” shall mean the approximately 83,820 square feet of Rentable Space in Tower I, comprised of Suite 300, Suite 700, Suite 820/850, Suite 200, and Suite 400. If this Second Amendment is not executed on or before November 1, 2018, Tenant shall be permitted to continue to occupy Suite 400 on the same terms and provisions set forth in Paragraph 2 of the First Amendment until this Second Amendment is executed.

3.Expansion of Premises to Suite 250 Expansion Space. The Lease is hereby amended to provide that commencing on April 1, 2019, the Premises are further expanded by the approximately 11,159 square feet of Rentable Space designated as Suite 250 on the second floor of Tower I (“Suite 250 Expansion Space”). A floor plan of the Suite 250 Expansion Space is attached as Exhibit “A-2” to this Second Amendment. From and after April 1, 2019, all references in the Lease to the “Premises” shall mean the approximately 94,979 square feet of Rentable Space in Tower I, comprised of Suite 300, Suite 700, Suite 820/850, Suite 200, Suite 400, and the Suite 250 Expansion Space.

4.Lease Term for Suite 300, Suite 700, Suite 820/850, and Suite 200. The Lease Term for Suite 300, Suite 700, Suite 820/850, and Suite 200 shall be extended an additional thirty-six (36) months, commencing October 1, 2020 to expire at 11:59 Central time on September 30, 2023.

5.Lease Term for Suite 400. The Lease Term for Suite 400 shall commence on November 1, 2018 and shall continue conterminously with the Lease Term for the remainder of the Premises to expire at 11:59 p.m. Central time on September 30, 2023.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.Lease Term for Suite 250 Expansion Space. The Lease Term for the Suite 250 Expansion Space shall commence on April 1, 2019 and shall continue coterminous with the Lease Term for the remainder of the Premises to expire at 11:59 p.m. Central time on September 30, 2023.

7.Base Rental for Suite 300, Suite 700, Suite 820/850, and Suite 200. As of October 1, 2020, the Base Rental for Suite 300, Suite 700, Suite 820/850, and Suite 200 shall be as follows:

Months	Amount Per Rentable Square Foot Per Annum	Annual Base Rental	Monthly Base Rental
10/1/20 - 9/30/21	[****]	[****]	[****]
10/1/21 - 9/30/22	[****]	[****]	[****]
10/1/22 - 9/30/23	[****]	[****]	[****]
8.Base Rental for Suite 400. The Base Rental for Suite 400 shall be as follows:

Months	Amount Per Rentable Square Foot Per Annum	Annual Base Rental	Monthly Base Rental
11/1/18 - 8/31/19	[****]	[****]	[****]
9/1/19 - 9/30/20	[****]	[****]	[****]
10/1/20 - 9/30/21	[****]	[****]	[****]
10/1/21 - 9/30/22	[****]	[****]	[****]
10/1/22 - 9/30/23	[****]	[****]	[****]

9.Base Rental for Suite 250 Expansion Space. The Base Rental for the Suite 250 Expansion Space shall be as follows:

Months	Amount Per Rentable Square Foot Per Annum	Annual Base Rental	Monthly Base Rental
4/1/19 - 8/31/19	[****]	[****]	[****]
9/1/19 - 9/30/20	[****]	[****]	[****]
10/1/20 - 9/30/21	[****]	[****]	[****]
10/1/21 - 9/30/22	[****]	[****]	[****]
10/1/22 - 9/30/23	[****]	[****]	[****]

10.Base Expense Year. As of April 1, 2019, all references in the Lease to a base year or Base Expense Amount for the Suite 250 Expansion Space shall mean 2018 for all purposes under the Lease. As set forth in Paragraph 8 of the First Amendment, all references in the Lease to a base year or Base Expense Amount for Suite 400 shall remain 2018 for all purposes under the Lease. As set forth in the Basic Lease Information in the Lease, all references in the Lease to a base year or Base Expense Amount for (i) Suite 200 shall remain 2018, (ii) Suite 820/850 shall remain 2016, and (iii) for Suite 300 and Suite 700 shall remain 2018 for all purposes under the Lease.

11.Security Deposit. Pursuant to Paragraph 10 of the First Amendment, Tenant deposited an additional $[****] as a Security Deposit for Suite 400. On or before April 1, 2019, Tenant shall pay to Landlord the amount of $[****] as a Security Deposit for the Suite 250 Expansion Space, which will increase Tenant’s total Security Deposit for the Premises under the Lease to $[****].

12.Tenant’s Proportionate Share. From and after November 1, 2018, Tenant’s Proportionate Share under the Lease shall be 18.713%, which is the percentage obtained by dividing (a) the 83,820 square feet of Rentable Space in the Premises by (b) the 447,917 rentable square feet in the Building. From and after April 1, 2019, Tenant’s

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Proportionate Share under the Lease shall be 21.205%, which is the percentage obtained by dividing (a) the 94,979 square feet of Rentable Space in the Premises by (b) the 447,917 rentable square feet in the Building.

13.Suite 400 Work. Paragraph 12 of the First Amendment is hereby deleted in its entirety and replaced with the following, and Exhibit “B” of the First Amendment is hereby deleted in its entirety and replaced with Exhibit “B” attached to this Second Amendment:

“Suite 400 Work. Tenant accepts Suite 400 in its “AS-IS” condition with Landlord making no representation as to the physical condition of Suite 400 or the suitability for Tenant’s intended use, subject only to the “Suite 400 Work” pursuant to Exhibit “B” attached to this Second Amendment.”

14.Suite 250 Expansion Space Work. Tenant accepts the Suite 250 Expansion Space in its “AS-IS” condition with Landlord making no representation as to the physical condition of the Suite 250 Expansion Space or the suitability for Tenant’s intended use, subject only to the “Suite 250 Expansion Space Work” pursuant to Exhibit “B” attached to this Second Amendment.

15.Suite 300, Suite 700, Suite 820/850, and Suite 200 Work. Tenant accepts Suite 300, Suite 700, Suite 820/850 and Suite 200 for the Lease Term, as extended by this Second Amendment, in its “AS-IS” condition with Landlord making no representation as to the physical condition of the Suite 300, Suite 700, Suite 820/850 and Suite 200 or the suitability for Tenant’s intended use, subject only to the “Original Premises Work” pursuant to Exhibit “B” attached to this Second Amendment. The Suite 400 Work, the Suite 250 Expansion Space Work, and the Original Premises Work are collectively referred to herein as the “Second Amendment Work”. Upon completion of the Second Amendment Work, upon written request from Landlord, Tenant shall promptly execute and deliver to Landlord an Acceptance of Premises Memorandum in the form of Exhibit “C” attached to this Second Amendment, if the Second Amendment Work has been performed as described in Exhibit “B” attached to this Second Amendment.

16.Tower I Work. Landlord shall, at Landlord’s sole cost and expense, construct and install certain upgrades and improvements to Tower I, as specified on Exhibit “E” attached to this Second Amendment.

17.Parking. From and after November 1, 2018, Rider No. 101 of the Lease is amended to add a Parking Ratio for Suite 400 of 4.5/1,000 square feet of Rentable Space in Suite 400. Additionally, from and after April 1, 2019, the Parking Ratio as described in Rider No. 101 of the Lease is amended to add a Parking Ratio for the Suite 250 Expansion Space of 4.5/1,000 square feet of Rentable Space in the Suite 250 Expansion Space. Additionally, if Landlord obtains two (2) covered, reserved parking spaces in parking areas associated with the Building, then Landlord shall offer those two (2) covered, reserved parking spaces to Tenant for no charge during the Lease Term, as extended by this Second Amendment.

18.Renewal Option. The Renewal Option set forth as Exhibit “F” attached to the Lease shall apply to the entire Premises (including Suite 400 and the Suite 250 Expansion Space).

19.Relocation to Tower III. The parties have mutually agreed that Tenant will not relocate to Tower III as anticipated by Paragraph 3 of the First Amendment. Accordingly, Paragraph 3 of the First Amendment is hereby deleted in its entirety. If Tenant desires to relocate to Tower III, such relocation shall continue to be governed by Exhibit “H” to the Lease. Additionally, Tenant shall have a right of first refusal as to Tower III as set forth on Exhibit “D” attached to this Second Amendment. At no time shall Tenant be required to repay Landlord any unamortized Tenant Improvement Work Allowance or commissions arising from this Second Amendment.

20.Tenant Acknowledgement. Tenant acknowledges and agrees that as of the Second Amendment Effective Date, (a) Landlord has performed all of its obligations under the Lease, and (b) there are no offsets, claims or defenses to the payment of rent and the performance of the other obligations of Tenant under the Lease.

21.Representation. Tenant hereby represents that Tenant has not dealt with any outside broker other than Jim Lob of L&D Realty Partners LLC representing Tenant and Holt Lunsford Commercial, Inc., representing Landlord with regard to this Second Amendment.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

22.General. Except as herein amended, the Lease shall continue in full force and effect, and, as hereby amended, is hereby ratified and affirmed. Landlord and Tenant each represents and warrants that the person executing this instrument on its behalf is duly authorized to sign on behalf of the respective party. In the event of a conflict between the terms and conditions of the Lease and the terms and conditions of this Second Amendment, the terms of this Second Amendment shall prevail and control. If any term or provision of this Second Amendment, or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Second Amendment, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. This Second Amendment may be executed in multiple counterparts, all of which are identical and all of which counterparts together shall constitute one and the same instrument. To facilitate execution of this Second Amendment, the parties may execute and exchange by facsimile or electronic mail counterparts of the signature pages of this Second Amendment.

[Signatures on Following Page]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to be effective as of the Second Amendment Effective Date.

LANDLORD:

FLDR/TLC Overton Centre, L.P.,
a Texas limited partnership

By:    FLDR/TLC Overton Genpar, LLC,
a Texas limited liability company,
its general partner

By: /s/ Tony Landrum

Name:	Tony Landrum

Title:	Managing Partner

TENANT:

Elevate Credit Service, LLC,
a Delaware limited liability company

By:    /s/ Kenneth E. Rees
Name: Kenneth E. Rees
Title: CEO

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit “A-1”
Suite 400 (21,068)

SUITE 1-400
21,171 RSF

FOURTH FLOOR

HOLT LUNSFORD COMMERCIAL
MATT CARTHEY
OFFICE: 817-710-1110
CELL: 817-228-1476
mcarthey@hlfortworth.com

OVERTON CENTRE - TOWER I

4150 INTERNATIONAL PLAZA   FORT WORTH, TX 76109

CONFIRMED LEASE PLAN

idGROUP
PROJECT NO.: 33-00
ISSUE DATE: 07.15.10
© 2009 The idGROUP, LLC

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit “A-2”
Suite 250 Expansion Space (11,159 RSF)

SUITE 1-250
11,403 LSF
11,418 RSF
SUITE 1-200
9,717 LSF
9,664 RSF
SECOND FLOOR

HOLT LUNSFORD COMMERCIAL
MATT CARTHEY
OFFICE: 817-710-1110
CELL: 817-228-1476
mcarthey@hlfortworth.com

OVERTON CENTRE - TOWER I

4150 INTERNATIONAL PLAZA FORT WORTH, TX 76109

CONFIRMED LEASE PLAN

idGROUP

PROJECT NO.: 33-00
ISSUE DATE: 07.15.10

© 2009 The idGROUP, LLC

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit “B”
Second Amendment Work
This Exhibit sets forth the respective obligations of, and the procedures to be followed by, Landlord and Tenant in the design and construction of the Second Amendment Work.
1.    The Second Amendment Work.

The “Second Amendment Work” will consist of leasehold improvements to the Premises to be constructed pursuant to plans and specifications to be mutually approved by Landlord and Tenant (“Preliminary Plan”).

A.    From the Preliminary Plan, Tenant will cause its architects and/or engineers, to prepare any required engineering and architectural drawings and specifications (all such engineering and architectural drawings and specifications are referred to collectively as the “Preliminary Working Drawings”), and will submit the same to Landlord for Landlord’s written approval. Landlord will not unreasonably withhold approval of the Preliminary Working Drawings. Failure by Landlord to deliver written objections to Tenant within five (5) business days after receipt of the Preliminary Working Drawings will be deemed to be approval of same. Any disapproval by Landlord must include specific suggestions for making the same acceptable. If Landlord disapproves the Preliminary Working Drawings, Tenant will have the Preliminary Working Drawings revised to incorporate Landlord’s reasonable suggestions and objections, which suggestions and objections will be binding upon Landlord and may be relied upon by Tenant in revising the Preliminary Working Drawings; provided, however Landlord shall not be responsible for any errors or omissions made by Tenant or its architect with respect to the Preliminary Working Drawings, or any subsequent revisions thereto. The Preliminary Working Drawings which are approved in the foregoing manner will become Final Working Drawings.

B.    Prior to the commencement of construction of the Second Amendment Work, Tenant shall provide Landlord with an acceptable certificate of insurance meeting Landlord’s insurance requirements. Tenant will provide Landlord with a construction schedule for the Second Amendment Work within ten (10) business days after approval of the Final Working Drawings, and Tenant will not commence construction of the Second Amendment Work until the Final Working Drawings have been approved as set forth in Section 1.A above and Tenant has provided Landlord with an acceptable certificate of insurance.

C.    Landlord will pay all costs and fees incurred in connection with preparation of the Final Plan and Preliminary and Final Working Drawings needed to implement the Second Amendment Work and construction of the leasehold improvements as described in the Final Working Drawings up to a cost of (i) $7.00 per square foot of Rentable Space of Suite 400 (the “Suite 400 Tenant’s Allowance”); (ii) $2.00 per square foot of Rentable Space of Suite 300, Suite 700, Suite 820/850, Suite 200, and Suite 400 (the “Original Premises Tenant’s Allowance”); and (iii) $12.00 per square foot of Rentable Space of the Suite 250 Expansion Space (the “Expansion Space Tenant’s Allowance”), (which cost shall include a construction management fee of three percent (3%) of all hard construction costs to Landlord’s construction manager) (collectively, the “Second Amendment Tenant's Allowance”). The Suite 400 Tenant’s Allowance and the Original Premises Tenant’s Allowance may be utilized by Tenant toward leasehold improvements to the entire Premises. The Expansion Space Tenant’s Allowance may only be utilized by Tenant toward leasehold improvements to the Suite 250 Expansion Space. Tenant will pay all costs and fees incurred in connection with preparation of plans and working drawings or construction resulting from a change requested by Tenant and any amount in excess of the Second Amendment Tenant’s Allowance incurred by Landlord in connection with the design and construction of the Second Amendment Work (collectively, “Tenant's Cost”). Tenant's Cost hereunder will be deemed Additional Rent under the Lease. The Suite 400 Tenant’s Allowance obligation of Landlord under this 1.C. shall be applied by Tenant towards the Second Amendment Work by April 30, 2019 or be forfeited with no further obligation on the part of Landlord. The Original Premises Tenant’s Allowance obligation of Landlord under this 1.C. shall be applied by Tenant towards the Second Amendment Work within twenty-four (24) months after the Second Amendment Effective Date or be forfeited with no further obligation on the part of Landlord. The Expansion Space Tenant’s Allowance obligation of Landlord under this 1.C. shall be applied by Tenant towards the Second Amendment Work in the Suite 250 Expansion Space within one hundred and eighty (180) days after the Second Amendment Effective Date

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or be forfeited with no further obligation on the part of Landlord.
D.    In addition, and provided there are sufficient funds available in the Second Amendment Tenant’s Allowance, Tenant may utilize up to fifteen percent (15%) of the Second Amendment Tenant’s Allowance towards the cost of furniture, fixtures, and equipment which are not permanently attached to the Property or the Building (including, but not limited to, tenant signage, security systems, cabling and telephone/telecom/communications equipment) (“FF&E Costs”). Subject to the foregoing limitation, in the event that Tenant elects to use the foregoing for the payment of FF&E Costs, Landlord will pay such FF&E Costs within thirty (30) days after receipt from Tenant of third-party invoices therefor. Subject to the foregoing regarding the FF&E Costs, the Second Amendment Tenant’s Allowance shall not be used for (and Landlord shall have no obligation to use or advance any portion of the Second Amendment Tenant’s Allowance for): (i) the cost of furniture, fixtures or equipment which are not permanently attached to the Property or the Building (including, but not limited to, tenant signage, security systems, cabling and telephone/telecom/communications equipment), (ii) permit fees or power upgrades, or (iii) non-Building standard items. If Tenant relocates to Tower III as set forth in Exhibit “H” to the Lease or Exhibit “D” to this Second Amendment, Tenant must repay, as Additional Rental with no interest, any Second Amendment Tenant’s Allowance funded by Landlord for FF&E Costs prior to Tenant’s relocation to Tower III.
2.    Substantial Completion. Landlord will be deemed to have “substantially completed” the Second Amendment Work for the purposes thereof if Landlord has caused all of the Second Amendment Work to be completed substantially except for so called “punchlist items,” e.g., minor details of construction or decoration or mechanical adjustments which do not substantially interfere with Tenant's occupancy of the Leased Premises to be made by Tenant. If there is any dispute as to whether Landlord has substantially completed the Second Amendment Work, the receipt of a Certificate of Occupancy from the City of Fort Worth will dictate Substantial Completion.
3.    Construction.     Tenant and Tenant’s architect will be solely responsible for determining whether or not Tenant is a public accommodation under The Americans with Disabilities Act and Texas Architectural Barriers Act and whether or not the Final Working Drawings comply with such laws and the regulations thereunder for the Premises, and Landlord shall be solely responsible for such determinations regarding any building common areas.

4.    Liability. Landlord does not guarantee or warrant the Second Amendment Work and Landlord will have no liability therefore, except to the extent the liability is caused by the Landlord’s willful misconduct or gross negligence. In the event of such errors, omissions, or defects, Landlord will cooperate in any action Tenant desires to bring against such parties.

5.    Incorporation Into Lease: Default.

THE PARTIES AGREE THAT THE PROVISIONS OF THIS EXHIBIT ARE HEREBY INCORPORATED BY THIS REFERENCE INTO THE LEASE (AS AMENDED BY THE SECOND AMENDMENT) FULLY AS THOUGH SET FORTH THEREIN. In the event of any express inconsistencies between the Lease (as amended by the Second Amendment) and this Exhibit, the latter will govern and control. Any default by Tenant hereunder will constitute a default by Tenant under the Lease (as amended by the Second Amendment) and Tenant will be subject to the remedies and other provisions applicable thereto under the Lease (as amended by the Second Amendment).

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit “C”
Acceptance of Premises Memorandum
This Acceptance of Premises Memorandum (this “Memorandum”) is entered into on this _____ day of _____________, 201__ by and between FLDR/TLC Overton Centre, L.P., a Texas limited partnership, as Landlord (“Landlord”) and Elevate Credit Service, LLC, a Delaware limited liability company, as Tenant (“Tenant”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Second Amendment (as hereinafter defined).
Recitals

A.On __________ ___, 2018, Landlord and Tenant entered into that certain Second Amendment to Lease Agreement (the “Second Amendment”), which amended the Lease Agreement dated July 13, 2016 pursuant to the terms and conditions described in the Second Amendment.

B.Certain leasehold improvements to the Premises have been constructed and installed for the benefit of Tenant in accordance with the terms and conditions set forth in Exhibit “B” to the Second Amendment.

C.Tenant desires to take possession of and accept the Premises subject to the terms and provisions hereof.

NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements contained herein and in the Second Amendment, Landlord and Tenant hereby expressly covenant, acknowledge and agree as follows:

1.Landlord and Tenant have fully completed the construction of tenant improvements, alterations or modifications to the Premises in accordance with Exhibit “B” to the Second Amendment, and the Second Amendment Work is substantially complete. The Premises is tenantable and ready for immediate occupancy by Tenant and Landlord has no further obligation to install or construct any construction improvements, modifications or alterations to the Premises.

2.The Lease Term for Suite 400 commenced November 1, 2018 and the Lease Term for the Suite 250 Expansion Space commenced April 1, 2019. The expiration date of the Lease for the entire Premises shall be September 30, 2023.

3.Except as specifically set forth herein, as of the date of this Memorandum the Lease (as defined in the Second Amendment) has not been modified, altered, supplemented, superseded or amended in any respect, except by the Second Amendment. All terms, provisions and conditions of the Lease (as amended by the Second Amendment) are and remain in full force and effect, and are hereby expressly ratified, confirmed, restated and reaffirmed in each and every respect.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, this Memorandum is entered into by Landlord and Tenant to be effective on the date first set forth above.

Landlord:

FLDR/TLC Overton Centre, L.P.,
a Texas limited partnership

By:    FLDR/TLC Overton Genpar, LLC,
a Texas limited liability company, its general partner

By:
Name:
Title:

Tenant:

Elevate Credit Service, LLC,
a Delaware limited liability company

By:
Name:
Title:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit “D”
Tower III Right of First Refusal
Contingent upon (a) Landlord and/or an entity relating to the ownership of Landlord has elected to construct a new office building (“Tower III”) located within the office building complex commonly known as “Overton Centre”, (b) no Event of Default, assignment or sublease exists under any term or provision contained in this Lease and no condition exists which with the passage of time or the giving of notice or both would constitute an Event of Default pursuant to this Lease, at the time Tenant requests relocation, (c) Tenant has continuously occupied the Premises for the Permitted Use during the Lease Term, (d) the availability of space that is equal to or greater than the number of rentable square feet leased by Tenant in the Building is available in Tower III, and (e) subject to the pre-existing rights, if any, of other prospective tenants, Tenant (but not any assignee or subtenant) shall have the right, subject to the terms and conditions set forth below, to request relocation to Tower III (“Tower III ROFR Space”) before it is leased to any third party during the Lease.
Subject to the terms above, in the event any third party expresses interest in leasing all or any portion of the Tower III ROFR Space during the Lease Term (“Third Party Interest”), Landlord shall offer the entire Tower III ROFR Space to Tenant upon the same terms, covenants and conditions as provided in this Lease for the original Premises (the “Landlord Offer”), except that the base rent, the length of lease term, the base year, the tenant improvement allowance (if any), and any other Landlord provided allowances or concessions (if any) shall be the same as the terms included in a written indication of third party interest in the Tower III ROFR Space on terms which are acceptable to Landlord. Tenant shall accept the space “As-Is,” and Tenant shall have no further rights with respect to the Tower III ROFR Space. If the lease term reflected in the Landlord Offer will expire on a date earlier than the Expiration Date of the Lease, then the lease term for the Tower III ROFR Space shall be coterminous with that of the Premises, and the Base Rent for the Tower III ROFR Space for the period of time beginning on the first day after the scheduled date of expiration of the third party lease and ending on the Expiration Date of this Lease shall be based on the annual amount per square foot scheduled for the original Premises for such period of time.
If Tenant notifies Landlord in writing of the acceptance of such offer within ten (10) business days after Landlord has delivered such offer to Tenant, Landlord and Tenant shall enter into a written agreement modifying and supplementing the Lease and specifying that such Tower III ROFR Space accepted by Tenant is a part of the Premises demised pursuant to the Lease for the remainder of the Lease Term and any renewal thereof, if applicable, and containing other appropriate terms and conditions relating to the addition of Tower III ROFR Space to this Lease (including specifically any increase or adjustment of the rent as a result of such addition).
In the event that Tenant does not notify Landlord in writing of its acceptance of such offer in such ten (10) business day period, then Tenant’s rights under this Exhibit with respect to the Tower III ROFR Space shall terminate and Landlord shall thereafter be able to lease the Tower III ROFR Space or any portion thereof to any third party upon the terms included in the bona fide third party offer initially presented to Tenant.
Any termination of the Lease shall terminate all rights of Tenant with respect to the Tower III ROFR Space. The rights of Tenant with respect to the Tower III ROFR Space shall not be severable from the Lease, nor may such rights be assigned or otherwise conveyed in connection with any permitted assignment of the Lease. Landlord’s consent to any assignment of the Lease shall not be construed as allowing an assignment or a conveyance of such rights to any assignee (except for a Permitted Transfer). Nothing herein contained should be construed so as to limit or abridge Landlord’s ability to deal with the Tower III ROFR Space or to lease the Tower III ROFR Space to other tenants on the terms set forth herein, Landlord’s sole obligation being to offer, and if such offer is accepted, to deliver the Tower III ROFR Space to Tenant in accordance with this provision.
This right shall apply only with respect to the entire Tower III ROFR Space, and may not be exercised with respect to only a portion thereof (unless only a portion of the Tower III ROFR Space shall be included in the Landlord Offer). If only a portion of the Tower III ROFR Space is included in the Landlord Offer, Tenant’s right shall apply to such portion, and shall thereafter apply to such other portions of the Tower III ROFR Space as they become the subject of Third Party Interest, subject to good faith adjustments by Landlord in the size configuration and location of such remaining portions. If the Tower III ROFR Space is part of a larger space that Landlord desires to lease as a unit, then

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Landlord Offer shall, at Landlord’s option, identify the entire such space and the terms therefore, and in such case, Tenant’s right shall apply only to such entire space.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit “E”
Tower I Work
Tower I Work. Landlord shall be responsible for the following work, which shall be performed at Landlord’s expense and constructed in compliance with all applicable laws, codes, ordinances and similar regulations, including without limitation, local planning, building and safety codes (collectively, “Tower I Work”).

1.	Replace the front entry doors to Tower I and Tower II

2.	Repaint Tower I and Tower II

3.	Install landscaping in the Plaza of the Project

The Tower I Work is anticipated to be completed on or before December 31, 2019.  Landlord may extended such date and will notify Tenant in writing. If Landlord desires any omission, removal, alteration, substitution, or other modification to the scope of the Tower I Work set forth in this Exhibit “E”, Landlord shall submit plans and specifications evidencing such desired changes or deviations to Tenant.

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.